Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT, dated as of August 20, 2010 (this “Amendment”), is executed by and among AMERICREDIT SYNDICATED WAREHOUSE TRUST, a Delaware statutory trust (together with its successors and assigns, the “Issuer”), AMERICREDIT FUNDING CORP. XI, a Delaware corporation, as a seller (in such capacity, a “Seller”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, as servicer (in such capacity, the “Servicer”) and as a seller (in such capacity, a “Seller” and together with AFC, the “Sellers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as backup servicer (in such capacity, the “Backup Servicer”) and as trust collateral agent (in such capacity, the “Trust Collateral Agent”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

WITNESSETH:

WHEREAS, the Issuer, the Sellers, the Servicer, the Administrative Agent, the Backup Servicer and the Trust Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of February 26, 2010 (the “Sale and Servicing Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Sale and Servicing Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to the Sale and Servicing Agreement. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Sale and Servicing Agreement is hereby amended as follows:

1.1. The definition of “Change of Control” set forth in Annex A to the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Change of Control” means a change resulting when:

(A) any Unrelated Person or any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of AmeriCredit Corp.; provided, that notwithstanding the foregoing, a “Change of Control” shall not occur if on or prior to December 31, 2010, General Motors Company, together with any Affiliates or Related Persons, shall, pursuant to that certain Agreement and Plan of Merger, dated as of July 21, 2010 among General Motors Holdings LLC, Goalie Texas Holdco Inc. and AmeriCredit Corp. (x) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp.

or (y) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Persons, shall constitute a majority of the Board of Directors of AmeriCredit Corp.; or

(B) (x) Leucadia National Corporation and any Affiliates or (y) Fairholme Funds, Inc., Fairholme Capital Management, L.L.C. (on behalf of those advisory accounts, other than Fairholme Funds, Inc., included as restricted persons) and any Affiliates (collectively, the “Leucadia/Fairholme Entities”) shall at any time Beneficially Own more than 40% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp.

As used herein, (a) “Beneficially Own” shall mean “beneficially own” as defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange; (b) “Group” shall mean a “group” for purposes of Section 13(d) of the Exchange Act; (c) “Unrelated Person” shall mean at any time any Person other than the Leucadia/Fairholme Entities, AmeriCredit Corp. or any of its Subsidiaries, any of the shareholders of AmeriCredit Corp. on March 8, 2002 and other than any trust for any employee benefit plan of AmeriCredit Corp. or any of its Subsidiaries; (d) “Related Person” of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) “Voting Stock” of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

Section 2. Conditions Precedent. This Amendment shall become effective as of the date above written upon satisfaction of the following conditions precedent: (a) the Administrative Agent and the Trust Collateral Agent shall have received executed counterparts of this Amendment duly executed by the parties hereto; (b) the Administrative Agent and the Trust Collateral Agent shall have received executed copies of that certain First Supplemental Indenture of even date herewith among the Issuer, the Trustee and the Required Noteholders and (c) all fees, expenses and other amounts due and payable on the date hereof by AmeriCredit or the Issuer to the Administrative Agent, the Agents or the Noteholders shall have been paid in full.

Section 3. Issuer Order. By execution hereof, the Issuer hereby authorizes, instructs and directs the Backup Servicer and Trust Collateral Agent to execute this Amendment without receiving an Officer’s Certificate or an Opinion of Counsel.

Section 4. Representations and Warranties. Each of the Issuer, the Sellers and the Servicer hereby represents and warrants that: (a) it has the power and is duly authorized to execute and deliver this Amendment; (b) the execution and delivery of this Amendment has been duly authorized by all actions necessary on its part; (c) this Amendment and the Sale and Servicing Agreement as amended hereby, constitute legal, valid and binding obligations of it and are enforceable against it in accordance with their terms; and (d) immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Default or an Event of Default.

Section 5. Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

Section 6. Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Sale and Servicing Agreement or any right, power or remedy of any Noteholder under the Sale and Servicing Agreement. Upon the effectiveness of this Amendment, each reference in the Sale and Servicing Agreement to “this Sale and Servicing Agreement” or “this Agreement” or words of like import shall mean and be references to the Sale and Servicing Agreement as amended hereby, and each reference in any other Basic Document to the Sale and Servicing Agreement or to any terms defined in the Sale and Servicing Agreement which are modified hereby shall mean and be references to the Sale and Servicing Agreement or to such terms as modified hereby.

Section 7. Limitation of Liability. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement. Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Trust Collateral Agent and Backup Servicer and in no event shall Wells Fargo Bank, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. In no event shall Wells Fargo Bank, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Act, common law, or the Trust Agreement.

Section 8. Fees, Costs and Expenses. AmeriCredit shall pay on demand all reasonable and invoiced fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Administrative Agent and the Agents, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 9. GOVERNING LAW. THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10. Severability. In case any provision in this Amendment will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 11. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

Section 12. Novation. This Amendment does not constitute a novation or termination of the Sale and Servicing Agreement or any Basic Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

AMERICREDIT SYNDICATED WAREHOUSE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual Capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FUNDING CORP. XI, as a Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., as a Seller and as Servicer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer and as Trust Collateral Agent

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Sale and Servicing Agreement

Consented to as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Signature Page to Amendment No. 1 to Sale and Servicing Agreement